Franklin Resources, Inc. First Quarter Results Greg Johnson Chairman and Chief Executive Officer Ken Lewis Chief Financial Officer January 30, 2015 Exhibit 99.2

Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014 and Franklin’s subsequent Quarterly Report on Form 10-Q: (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management (“AUM”) are subject to significant fluctuations; (3) we are subject to extensive, complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) U.S. regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations; (5) failure to comply with the laws, rules or regulations in any of the non-U.S. jurisdictions in which we operate could result in substantial harm to our reputation and results of operations; (6) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (7) any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could harm our operations and reputation; (8) our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income; (9) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (10) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (11) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income; (12) changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth; (13) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with our revenues and income generated overseas; (14) harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, potentially negatively impacting our revenues and income; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16) our ability to successfully manage and grow our business can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability; (18) certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market- specific political, economic or other risks, any of which may negatively impact our revenues and income; (19) regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results; (20) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness; (21) we are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory clients or fund shareholders. Forward-Looking Statements 2

Audio Commentary and Conference Call Details Pre-recorded audio commentary on the results from Franklin Resources, Inc.’s Chairman, CEO and President Greg Johnson and CFO and Executive Vice President Ken Lewis will be available today at approximately 8:30 a.m. Eastern Time. They will also lead a live teleconference today at 11:00 a.m. Eastern Time to answer questions of a material nature. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations before the live teleconference for any clarifications or questions related to the earnings release, this presentation or the pre-recorded audio commentary. Access to the pre-recorded audio commentary and accompanying slides are available at investors.franklinresources.com. The pre-recorded audio commentary can also be accessed by dialing (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 38740475, any time through March 1, 2015. Access to the live teleconference will be available at investors.franklinresources.com or by dialing (800) 446-1671 in the U.S. and Canada or (847) 413-3362 internationally. A replay of the teleconference can also be accessed by calling (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 38740444, after 1:30 p.m. Eastern Time on January 30, 2015 through March 1, 2015. Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Media Relations at (650) 312-2245. 3

Highlights 4 Flows • One of the strongest quarters ever for institutional flows • Franklin Income Fund continues to attract inflows, posting its 12th consecutive quarter of positive net new flows • $782 million of operating income on $2 billion of revenue • Board declared a 25% increase in the regular cash dividend and a $0.50 per share special cash dividend • Repurchased 2.7 million shares, more than offsetting issuance from long-term equity awards during the quarter Investment Performance • The majority of assets under management continue to outperform their respective peer medians across the 3-, 5- and 10-year periods Financial Results Capital Management Business Update • Launched the cross-border version of the Franklin K2 Alternative Strategies fund, which has already been registered for sale in 28 countries • Following a shift in our business strategy toward global products, Japan is experiencing strong momentum

Investment Performance

Equity & Hybrid ($318 billion) Total ($595 billion) Fixed-Income ($277 billion) 81% 71% 92% Investment Performance 6 The peer group rankings are sourced from either Lipper, a Thomson Reuters Company or Morningstar, as the case may be, and are based on an absolute ranking of returns as of December 31, 2014. Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares and do not include sales charges. Franklin Templeton U.S.-registered long-term funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Morningstar rankings for Franklin Templeton cross-border long-term mutual funds are based on primary share classes and do not include sales charges. Performance rankings for other share classes may differ. Results may have been different if these or other factors had been considered. The figures in the table are based on data available from Lipper as of January 7, 2015 and Morningstar as of January 12, 2015 and are subject to revision. © 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Performance quoted above represents past performance, which cannot predict or guarantee future results. All investments involve risks, including loss of principal. U.S.-Registered and Cross-Border Mutual Funds Percentage of Long-Term Assets in the Top Two Peer Group Quartiles (10-Year Period ended Dec. 31, 2014) 39% 74% 78% 81% 1-Year 3-Year 5-Year 10-Year 21% 68% 73% 71% 1-Year 3-Year 5-Year 10-Year 59% 80% 83% 92% 1-Year 3-Year 5-Year 10-Year

Assets Under Management and Flows

Simple Monthly Average vs. End of Period 8 (in US$ billions, for the three months ended)  Average AUM  Ending AUM Assets Under Management Growth 865.9 876.4 902.8 912.1 894.1 879.1 886.9 920.5 898.0 880.1 12/13 3/14 6/14 9/14 12/14

Assets Under Management Diversification 9 Investment Objective As of December 31, 2014 (in US$ billions, for the three months ended) 66% 16% 11% 4% 3% 41% 18% 40% 1% Dec-14 Sep-14 % Change United States 580.6$ 589.1$ (1%) Europe, the Middle East and Africa 142.8 147.4 (3%) Asia-Pacific 90.9 92.5 (2%) Canada 36.8 39.1 (6%) Latin America 29.0 29.9 (3%) Total 880.1$ 898.0$ (2%) Sales Region Dec-14 Sep-14 % Change Equity 361.6$ 371.0$ (3%) Hybrid 157.1 159.0 (1%) Fixed-Income 354.5 361.0 (2%) Cash Management 6.9 7.0 (1) Total 880.1$ 898.0$ (2%)

Long-Term Flows Long-Term Flows and Market Return Summary 10 1. Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges.  Long-Term Net New Flows1  Long-Term Sales  Long-Term Redemptions (in US$ billions, for the three months ended) Appreciation (Depreciation) & Other 36.0 15.9 31.9 (21.4) (12.1) 12/13 3/14 6/14 9/14 12/14 49.8 49.8 47.6 45.4 46.7 (49.7) (56.7) (45.1) (46.0) (50.0) 0.0 (6.8) 2.5 (0.8) (3.4) 12/13 3/14 6/14 9/14 12/14

United States and International, Retail and Institutional Flows 11 (in US$ billions, for the three months ended) United States International  Retail Long-Term Sales  Retail Long-Term Redemptions  Institutional Long-Term Sales  Institutional Long-Term Redemptions Graphs do not include high net worth client flows. 19.7 19.8 19.6 17.3 17.2 5.2 5.4 4.6 4.0 4.0 (20.4) (20.1) (17.6) (17.4) (22.4) (4.7) (5.8) (4.6) (4.8) (4.0) 12/13 3/14 6/14 9/14 12/14 17.3 18.8 16.0 15.3 14.4 7.1 5.5 6.9 8.4 10.1 (19.4) (23.6) (17.1) (16.8) (17.0) (4.8) (6.9) (5.4) (5.8) (6.2) 12/13 3/14 6/14 9/14 12/14

Flows by Investment Objective: Global / International Equity and Fixed-Income 12 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 20% 17% Redemptions 21% 22% % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 27% 31% Redemptions 29% 29% (in US$ billions, for the three months ended) Global / International Equity Global / International Fixed-Income  Long-Term Net New Flows  Long-Term Sales  Long-Term Redemptions 15.1 13.2 11.8 11.4 10.8 (12.3) (14.4) (13.1) (14.3) (14.2) 3.1 (1.2) (1.2) (2.8) (3.5) 12/13 3/14 6/14 9/14 12/14 15.9 14.3 15.6 15.0 17.6 (18.4) (22.0) (14.0) (12.3) (16.5) (3.1) (8.8) 1.4 2.5 0.8 12/13 3/14 6/14 9/14 12/14

Flows by Investment Objective: U.S. Equity and Hybrid 13 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 23% 19% Redemptions 23% 24% % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 21% 19% Redemptions 16% 16% (in US$ billions, for the three months ended) U.S. Equity Hybrid  Long-Term Net New Flows  Long-Term Sales  Long-Term Redemptions 6.1 8.2 5.6 4.4 5.2 (6.1) (6.2) (6.0) (6.4) (6.5) 0.4 2.6 (0.6) (2.2) (0.9) 12/13 3/14 6/14 9/14 12/14 6.5 8.1 8.8 8.1 7.5 (4.1) (7.2) (6.0) (6.1) (6.5) 3.2 1.4 3.1 2.2 1.0 12/13 3/14 6/14 9/14 12/14

Flows by Investment Objective: Tax-Free and Taxable U.S. Fixed-Income 14 1. Sales and redemptions as a percentage of beginning assets under management are annualized. % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 12% 11% Redemptions 19% 12% % of Beg. AUM1 Prior 4 Quarters Avg. Current Quarter Sales 27% 23% Redemptions 26% 26% (in US$ billions, for the three months ended) Tax-Free Fixed-Income Taxable U.S. Fixed-Income  Long-Term Net New Flows  Long-Term Sales  Long-Term Redemptions 1.9 2.3 2.0 2.0 2.0 (4.5) (3.6) (2.4) (2.7) (2.1) (3.4) (1.5) (0.4) (0.7) 0.0 12/13 3/14 6/14 9/14 12/14 4.3 3.7 3.8 4.5 3.6 (4.3) (3.3) (3.6) (4.2) (4.2) (0.2) 0.7 0.2 0.2 (0.8) 12/13 3/14 6/14 9/14 12/14

Financial Results

Quarterly Financial Highlights 16 1. Net income attributable to Franklin Resources, Inc.  Operating Income  Net Income1 (in US$ millions, except per share data, for the three months ended) Unaudited Operating and Net Income1 Diluted Earnings Per Share 813 786 787 835 782 604 561 579 641 566 12/13 3/14 6/14 9/14 12/14 $0.96 $0.89 $0.92 $1.02 $0.91 12/13 3/14 6/14 9/14 12/14

Operating Revenues 17 Unaudited (in US$ millions, for the three months ended) Dec-14 Sep-14 Dec-14 vs. Sep-14 Jun-14 Mar-14 Dec-13 Dec-14 vs. Dec-13 Investment management fees $ 1,382.4 $ 1,430.7 (3%) $ 1,393.2 $ 1,368.0 $ 1,373.8 1% Sales and distribution fees 595.0 627.4 (5%) 643.7 638.6 636.7 (7%) Shareholder servicing fees 65.8 68.3 (4%) 69.0 67.7 76.1 (14%) Other 21.1 29.1 (27%) 24.6 21.6 22.9 (8%) Total Operating Revenues $ 2,064.3 $ 2,155.5 (4%) $ 2,130.5 $ 2,095.9 $ 2,109.5 (2%)

Operating Expenses 18 Unaudited (in US$ millions, for the three months ended) Dec-14 Sep-14 Dec-14 vs. Sep-14 Jun-14 Mar-14 Dec-13 Dec-14 vs. Dec-13 Sales, distribution and marketing $ 731.5 $ 755.9 (3%) $ 789.3 $ 766.3 $ 776.7 (6%) Compensation and benefits 375.5 365.9 3% 380.7 372.3 349.0 8% Information systems and technology 51.2 60.8 (16%) 54.3 51.0 50.2 2% Occupancy 34.3 36.7 (7%) 34.1 33.8 33.1 4% General, administrative and other 89.8 100.9 (11%) 85.3 86.5 87.4 3% Total Operating Expenses $ 1,282.3 $ 1,320.2 (3%) $ 1,343.7 $ 1,309.9 $ 1,296.4 (1%)

Operating Leverage Growing Operating Income Faster than AUM 19 Unaudited 1. Fiscal year-to date operating income is annualized for CAGR calculation. CAGR is the compound average annual growth rate over the trailing 10-year period. 1,288 1,633 2,068 2,099 1,203 1,959 2,660 2,515 2,921 3,221 782 Operating Income (in US$ millions) Average AUM: 8.1% CAGR Operating Income1: 9.3% CAGR Operating Margin (%) vs. Average AUM (in US$ billions)  Operating Margin  Average AUM 411 482 582 605 442 571 694 706 808 888 894 29.9% 32.3% 33.3% 34.8% 28.7% 33.5% 37.3% 35.4% 36.6% 37.9% 37.9% 9/05 9/06 9/07 9/08 9/09 9/10 9/11 9/12 9/13 9/14 12/14

Associated Financial Statement Components $32.2 Million2 $8.2 Million Cash and cash equivalents, investment securities, available-for- sale and investment securities, trading Investments in equity method investees Investment securities, available-for- sale Investment securities, trading Debt and deferred taxes Foreign exchange revaluations of cash and cash equivalents held by subsidiaries with a non-USD functional currency and other miscellaneous non-operating income Investments of consolidated SIPs Investments of consolidated VIEs Related noncontrolling interests attributable to third-party investors 20 1. Reflects the portion of noncontrolling interests related to consolidated SIPs and VIEs included in Other income. 2. Net of the impact of consolidating SIPs and VIEs as summarized in the appendix. Dividend and interest income Equity method investments Available-for- sale investments Trading investments Interest expense Foreign exchange and other Consolidated sponsored investment products (SIPs) Consolidated variable interest entities (VIEs) Total other income Noncontrolling interests1 Other income, net of noncontrolling interests Unaudited (in US$ millions, for the three months ended December 31, 2014) Other Income – U.S. GAAP 4.2 6.7 3.5 (3.0) (11.3) 32.1 2.9 5.3 40.4 (0.9) 39.5

Capital Management

Strong Dividend Growth Increased Every Year Since 1981 Unaudited Compound Annual Growth of Regular Dividends as of December 31, 2014 22 25.0% 18.6% 15.4% 16.2% 18.6% 21.3% 16.8% 9.6% 1-year 3-year 5-year 10-year  BEN  U.S. Asset Managers Average (ex-BEN)1 1. U.S. asset managers include AMG, AB, APAM, BLK, BX, CLMS, CG, CNS, EV, FII, FIG, GBL, IVZ, JNS, KKR, LM, MN, OAK, OMAM, OZM, PZN, TROW, WDR, WETF. Source: SNL Financial and Company Reports.

U.S. Asset Managers (ex-BEN)1: 2.3% Compound Annual Dilution Share Repurchases Accretive to Earnings per Share 23 1. U.S. asset managers include AB, AMG, APAM, APO, BLK, BX, CG, CLMS, CNS, EV, FIG, FII, GBL, IVZ, JNS, KKR, LM, MN, OAK, OMAM, OZM, PZN, TROW, WDR and WETF. Source: Thomson Reuters and company reports.  BEN  U.S. Asset Managers Average (ex-BEN)1 Unaudited Change in Ending Shares Outstanding Share Repurchases (US$ millions) vs. Average BEN Price BEN: 1.9% Compound Annual Accretion  Share Repurchase Amount  BEN Average Price for the Period 151 178 129 179 137 265 105 23 98 99 282 126 291 337 204 215 199 172 212 117 174 $0 $20 $40 $60 12/146/1412/136/1312/126/1212/116/1112/106/1012/09 -15% -10% -5% 0% 5% 10% 15% 12/09 6/10 12/10 6/11 12/11 6/12 12/12 6/13 12/13 6/14 12/14 Special Cash Dividend Declared Recent Special Cash Dividends per Share Declared: Dec-14: $0.50 Nov-12: $1.00 Dec-11: $0.67 Dec-09: $1.00

Return of Capital Distributing U.S. Free Cash Flow Unaudited Trailing 12 Months Share Repurchases and Dividends1 (US$ millions and percentage of net income)  Dividends  Share Repurchases 24 1. The chart above illustrates the amount of share repurchases and dividends over the trailing 12 months, for the period ended. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. 12% 12% 13% 13% 27% 24% 31% 31% 26% 27% 792 962 999 923 1,267 12/13 3/14 6/14 9/14 12/14

Appendix

Strong Balance Sheet Unaudited Net Cash and Investments1 (US$ billions) 26 1. Net cash and investments consists of Franklin Resources, Inc. cash and investments (including only direct investments in consolidated SIPs and VIEs), net of debt and deposits.  U.S. Net Cash and Investments  Non-U.S. Net Cash and Investments 1.1 0.9 0.8 1.8 9.5 4.8 5.6 6.5 7.4 5.9 6.5 7.3 9.2 9.5 FYE-9/11 FYE-9/12 FYE-9/13 FYE-9/14 12/14

Sales and Distribution Summary This table summarizes the asset- and sales- based distribution fees, net of expense. • Asset-based expenses are generally not directly correlated with asset-based revenue due to international fee structures which provide for recovery of certain distribution costs through investment management fees. • Sales-based expenses are determined as a percentage of sales and are incurred from the same commissionable sales transactions that generate sales fee revenues. • Deferred sales commissions, which are related to up-front commissions on shares sold without a front-end sales charge, are amortized over the periods in which commissions are generally recovered from distribution fee revenues (and to a lesser extent, from contingent deferred sales charges received from shareholders of the funds upon redemption of their shares). 27 Unaudited (in US$ millions, for the three months ended) • The change in sales and distribution fees, net reflects the accounting adjustments recorded in the prior quarter and an increase in non-U.S. commission expense. Dec-14 Sep-14 Change % Change Asset-based fees $ 447.8 $ 462.6 Asset-based expenses (567.6) (575.5) Asset-based fees, net $ (119.8) $ (112.9) $ (6.9) 6% Sales-based fees 144.7 162.6 Contingent sales charges 2.5 2.2 Sales-based expenses (133.7) (149.8) Sales-based fees, net $ 13.5 $ 15.0 $ (1.5) (10%) Amortization of deferred sales commissions (30.2) (30.6) 0.4 (1%) Sales and Distribution Fees, Net $ (136.5) $ (128.5) $ (8.0) 6%

Consolidated SIPs and VIEs Related Adjustments 28 Unaudited (in US$ millions, for the three months ended) This table summarizes the impact of consolidating SIPs and VIEs on the Company’s reported U.S. GAAP operating results. Dec-14 Operating Revenues $ (2.5) Operating Expenses 3.0 Operating Income (5.5) Investment Income (4.9) Interest Expense (1.2) Consolidated SIPs 2.9 Consolidated VIEs 5.3 Other Income 2.1 Net Income (3.4) Less: net income attributable to noncontrolling interests (4.4) Net Income Attributable to Franklin Resources, Inc. $ 1.0